CrowdStrike Reports Fourth Quarter and Fiscal Year 2023 Financial Results

Fourth quarter highlights

•Record net new ARR of $222 million
•Ending ARR grows 48% year-over-year to reach $2.56 billion
•Record cash flow from operations of $273 million and record free cash flow of $209 million

AUSTIN, Texas - March 7, 2023 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data, today announced financial results for the fourth quarter and fiscal year 2023, ended January 31, 2023.

“CrowdStrike delivered a record fourth quarter that exceeded our expectations across the board,” said George Kurtz, CrowdStrike’s president, chief executive officer and co-founder. “Highlights of the quarter included record net new ARR of $222 million, record net new subscription customers of 1,873, record operating and free cash flow and a rule of 81 on a free cash flow basis. CrowdStrike’s growing market share showcases customers' recognition of the Falcon platform’s technology leadership and advanced AI that drives better security outcomes, consolidation and lower TCO.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “CrowdStrike delivered an exceptional fourth quarter and strong finish to the year. We remain focused on delivering increased operating leverage while continuing our thoughtful, disciplined and strategic approach to investing in innovation and market share expansion to capture the massive opportunities we see ahead for CrowdStrike."

Fourth Quarter Fiscal 2023 Financial Highlights

•Revenue: Total revenue was $637.4 million, a 48% increase, compared to $431.0 million in the fourth quarter of fiscal 2022. Subscription revenue was $598.3 million, a 48% increase, compared to $405.4 million in the fourth quarter of fiscal 2022.

•Annual Recurring Revenue (ARR) increased 48% year-over-year and grew to $2.56 billion as of January 31, 2023, of which $221.7 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 75%, compared to 76% in the fourth quarter of fiscal 2022. Non-GAAP subscription gross margin was 77%, compared to 79% in the fourth quarter of fiscal 2022.

•Income/Loss from Operations: GAAP loss from operations was $61.5 million, compared to $23.5 million in the fourth quarter of fiscal 2022. Non-GAAP income from operations was $95.6 million, compared to $80.4 million in the fourth quarter of fiscal 2022.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $47.5 million, compared to $42.0 million in the fourth quarter of fiscal 2022. GAAP net loss per share attributable to CrowdStrike, basic and diluted was $0.20, compared to $0.18 in the fourth quarter of fiscal 2022. Non-GAAP net income attributable to CrowdStrike was $111.6 million, compared to $70.4 million in the fourth quarter of fiscal 2022. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.47, compared to $0.30 in the fourth quarter of fiscal 2022.

•Cash Flow: Net cash generated from operations was $273.3 million, compared to $159.7 million in the fourth quarter of fiscal 2022. Free cash flow was $209.5 million, compared to $127.3 million in the fourth quarter of fiscal 2022.

•Cash, Cash Equivalents and Short-term Investments was $2.71 billion as of January 31, 2023.

Full Year Fiscal 2023 Financial Highlights

•Revenue: Total revenue was $2.24 billion, a 54% increase, compared to $1.45 billion in fiscal 2022. Subscription revenue was $2.11 billion, a 55% increase, compared to $1.36 billion in fiscal 2022.

•Subscription Gross Margin: GAAP subscription gross margin was 76% in both fiscal 2023 and 2022. Non-GAAP subscription gross margin was 78%, compared to 79% in fiscal 2022.

•Income/Loss from Operations: GAAP loss from operations was $190.1 million, compared to $142.5 million in fiscal 2022. Non-GAAP income from operations was $355.6 million, compared to $196.2 million in fiscal 2022.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $183.2 million, compared to $234.8 million in fiscal 2022. GAAP net loss per share attributable to CrowdStrike, basic and diluted, was $0.79, compared to $1.03 in fiscal 2022. Non-GAAP net income attributable to CrowdStrike was $368.4 million, compared to $160.7 million in fiscal 2022. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $1.54, compared to $0.67 in fiscal 2022.

•Cash Flow: Net cash generated from operations was $941.0 million, compared to $574.8 million in fiscal 2022. Free cash flow was $676.8 million, compared to $441.8 million in fiscal 2022.

Recent Highlights

•Added 1,873 net new subscription customers in the quarter for a total of 23,019 subscription customers as of January 31, 2023, representing 41% growth year-over-year.

•CrowdStrike’s module adoption rates were 62%, 39% and 22% for five or more, six or more and seven or more modules, respectively, as of January 31, 20231.

•Announced CrowdStrike Falcon Surface, an External Attack Surface Management (EASM) module, which features capabilities from the recent acquisition of Reposify and uses a proprietary real-time 24/7 engine to identify risky exposure of known and unknown assets.

•Announced a new strategic alliance with Dell Technologies to help organizations prevent, detect and respond to cyber threats. The CrowdStrike Falcon platform is available to purchase today with volume licensing, and in the coming months, can be added to the purchase of any Dell commercial PC through Dell’s direct sales teams and any of its authorized partners.

•Ranked #1 in IDC’s Worldwide Modern Endpoint Market Shares report2 for the third consecutive year.

•Recognized as a Leader in the 2022 Gartner Magic Quadrant for Endpoint Protection Platforms (EPP) for the third consecutive time and positioned furthest to the right for Completeness of Vision3.

•Received the 2023 SE Labs Award for Best Endpoint Detection and Response (EDR) for the third consecutive year as well as the 2023 SE Labs Award for Best Product Development.

•Named Threat Intel vendor of the year and Asia-Pacific Managed Detection and Response (MDR) vendor of the year by Frost & Sullivan4 and named as a Leader in Frost & Sullivan’s 2022 Frost Radar™: Global Cyber Threat Intelligence5.

•Promoted Michael Sentonas to President. Sentonas, who has served as CrowdStrike’s chief technology officer (CTO) since 2020, will be responsible for leading the company’s product and go-to-market functions, including its sales, marketing, product and engineering, threat intelligence, corporate development and CTO teams.

•Added former SentinelOne executives Daniel Bernard and Raj Rajamani to the leadership team as chief business officer and chief product officer, DICE (Data, Identity, Cloud and Endpoint), respectively.

•Appointed Johanna Flower to the Board of Directors.

•Chosen as a winner for Glassdoor’s Best Places to Work in 2023 List. CrowdStrike ranked at #15, earning the highest ranking for a cybersecurity company.

•Through the CrowdStrike Foundation, corporate-directed giving and corporate-matching, CrowdStrike expanded its corporate giving strategy to grow the next generation of talent and leadership in cybersecurity. This year’s highlights included growing the CrowdStrike NextGen scholarship program by 33% year-over-year and continued investments in the Thurgood Marshall College Fund and the Arkwright Engineering Scholarships program. Additionally, CrowdStrike formed a landmark partnership to support veterans with Operation Motorsport Foundation, increased corporate matching gifts by 47%, year-over-year, and introduced a new volunteer program, CrowdStrike Cares, to increase our impact where we live and work.

Financial Outlook

CrowdStrike is providing the following guidance for the first quarter of fiscal 2024 (ending April 30, 2023) and guidance for fiscal year 2024 (ending January 31, 2024).

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets, including purchased patents, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, gain (loss) and other income from strategic investments, acquisition-related expenses, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q1 FY24 Guidance	Full Year FY24 Guidance
Total revenue	$674.9 - $678.2 million	$2,955.1 - $3,014.8 million
Non-GAAP income from operations	$107.1 - $109.5 million	$474.0 - $518.7 million
Non-GAAP net income attributable to CrowdStrike	$121.1 - $123.5 million	$535.9 - $580.7 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.50 - $0.51	$2.21 - $2.39
Weighted average shares used in computing Non-GAAP net income per share attributable to common stockholders, diluted	241 million	243 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the fourth quarter of fiscal 2023 and outlook for its fiscal first quarter and fiscal year 2024 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	March 7, 2023
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Pre-registration link for dial-in access:	register.vevent.com/register/BI2cb85248d35148df80cbcd11f30cd824
Webcast:	ir.crowdstrike.com

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fiscal first quarter and fiscal year 2024. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; CrowdStrike’s limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and public health crises.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Beginning in the fourth quarter of fiscal 2023, module adoption rates are calculated by taking the total number of customers with five or more, six or more, and seven or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less. The below table provides the module adoption rates excluding Falcon Go customers for the second and third quarter of fiscal 2023. There is no impact to periods prior to the second quarter of fiscal 2023. Excluding Falcon Go customers, subscription customers' adoption rates were as follows:

	Q2 FY23	Q3 FY23
Five or more modules	61%	61%
Six or more modules	36%	37%
Seven or more modules	20%	21%

Reports Referenced and Disclaimers

2. International Data Corporation, Worldwide Modern Endpoint Security Market Shares, July 2021–June 2022: Currency Exchange Rates Slightly Trimmed Accelerating Growth, Doc #US49982022, January 2023.
3. Gartner, Magic Quadrant for Endpoint Protection Platforms, Peter Firstbrook, Chris Silva, 31 December 2022.
4. Frost Threat Intel vendor of the year and Asia-Pacific Managed Detection and Response (MDR) vendor of the year.
5. Frost Radar™ Global Cyber Threat Intelligence Market, 2022.

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

Gartner and Magic Quadrant are registered trademarks and service marks of Gartner, Inc. and/or its affiliates in the U.S. and internationally and are used herein with permission. All rights reserved.

About CrowdStrike Holdings
CrowdStrike Holdings, Inc. is a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data.
Powered by the CrowdStrike Security Cloud and advanced artificial intelligence, the CrowdStrike Falcon® platform delivers better outcomes to customers through rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.
CrowdStrike Falcon leverages a single lightweight-agent architecture with integrated cloud modules spanning multiple security markets, including corporate workload security, managed security services, security and vulnerability management, IT operations management, threat intelligence services, identity protection and log management.

For more information, please visit: ir.crowdstrike.com

CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Kevin Benacci, Sr. Director, Corporate Communications
press@crowdstrike.com
216-409-5055
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Revenue
Subscription	$598,263	$405,443	$2,111,660	$1,359,537
Professional services	39,104	25,567	129,576	92,057
Total revenue	637,367	431,010	2,241,236	1,451,594
Cost of revenue
Subscription (1)(2)(4)	149,426	95,544	511,684	321,904
Professional services (1)(4)	26,178	17,076	89,547	61,317
Total cost of revenue	175,604	112,620	601,231	383,221
Gross profit	461,763	318,390	1,640,005	1,068,373
Operating expenses
Sales and marketing (1)(2)(4)	246,439	162,594	904,409	616,546
Research and development (1)(2)(4)	191,845	105,018	608,364	371,283
General and administrative (1)(3)(4)(5)	84,979	74,312	317,344	223,092
Total operating expenses	523,263	341,924	1,830,117	1,210,921
Loss from operations	(61,500)	(23,534)	(190,112)	(142,548)
Interest expense(6)	(6,352)	(6,302)	(25,319)	(25,231)
Interest income	27,016	1,134	52,495	3,788
Other income (expense), net(7)(8)	(2,782)	545	3,053	3,968
Loss before provision for income taxes	(43,618)	(28,157)	(159,883)	(160,023)
Provision for income taxes(9)	5,314	13,582	22,402	72,355
Net loss	(48,932)	(41,739)	(182,285)	(232,378)
Net income (loss) attributable to non-controlling interest	(1,451)	241	960	2,424
Net loss attributable to CrowdStrike	$(47,481)	$(41,980)	$(183,245)	$(234,802)
Net loss per share attributable to CrowdStrike common stockholders, basic and diluted	$(0.20)	$(0.18)	$(0.79)	$(1.03)
Weighted-average shares used in computing net loss per share attributable to CrowdStrike common stockholders, basic and diluted	235,027	229,662	233,139	227,142
_____________________________
(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Subscription cost of revenue	$10,134	$6,496	$32,091	$22,044
Professional services cost of revenue	5,096	3,087	15,692	10,050
Sales and marketing	42,747	21,456	151,919	89,634
Research and development	54,364	31,085	174,711	102,027
General and administrative	40,006	30,513	152,091	86,197
Total stock-based compensation expense	$152,347	$92,637	$526,504	$309,952

(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Subscription cost of revenue	$3,571	$3,208	$13,907	$10,758
Sales and marketing	619	608	2,557	2,117
General and administrative	36	14	101	27
Total amortization of acquired intangible assets	$4,226	$3,830	$16,565	$12,902
(3)Includes acquisition-related expenses as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
General and administrative	$477	$457	$2,664	$6,369
Total acquisition-related expenses	$477	$457	$2,664	$6,369
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
General and administrative	$1	$—	$1	$—
Total mark-to-market adjustments on deferred compensation liabilities	$1	$—	$1	$—
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
General and administrative	$—	$7,000	$—	$9,500
Total legal reserve and settlement charges	$—	$7,000	$—	$9,500
(6)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Interest expense	$548	$548	$2,187	$2,187
Total amortization of debt issuance costs and discount	$548	$548	$2,187	$2,187
(7)Includes losses (gains) and other income from strategic investments as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Other income (expense), net	$(2,904)	$746	$1,920	$5,112
Total losses (gains) and other income from strategic investments	$(2,904)	$746	$1,920	$5,112
(8)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Other income, net	$1	$—	$1	$—
Total gains on deferred compensation assets	$1	$—	$1	$—

(9)Includes tax costs for intellectual property integration relating to acquisitions as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
Provision for income taxes	$—	$8,412	$4,658	$57,236
Total provision for income taxes	$—	$8,412	$4,658	$57,236

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$2,455,369	$1,996,633
Short-term investments	250,000	—
Accounts receivable, net of allowance for credit losses	626,181	368,145
Deferred contract acquisition costs, current	186,855	126,822
Prepaid expenses and other current assets	121,862	79,352
Total current assets	3,640,267	2,570,952
Strategic investments	47,270	23,632
Property and equipment, net	492,335	260,577
Operating lease right-of-use assets	39,936	31,735
Deferred contract acquisition costs, noncurrent	260,233	192,358
Goodwill	430,645	416,445
Intangible assets, net	86,889	97,336
Other long-term assets	28,965	25,346
Total assets	$5,026,540	$3,618,381
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$45,372	$47,634
Accrued expenses	137,884	83,382
Accrued payroll and benefits	168,767	104,563
Operating lease liabilities, current	13,046	9,820
Deferred revenue	1,727,484	1,136,502
Other current liabilities	16,519	24,929
Total current liabilities	2,109,072	1,406,830
Long-term debt	741,005	739,517
Deferred revenue, noncurrent	627,629	392,819
Operating lease liabilities, noncurrent	29,567	25,379
Other liabilities, noncurrent	31,833	16,193
Total liabilities	3,539,106	2,580,738
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	118	115
Additional paid-in capital	2,612,705	1,991,807
Accumulated deficit	(1,148,163)	(964,918)
Accumulated other comprehensive loss	(1,019)	(1,240)
Total CrowdStrike Holdings, Inc. stockholders’ equity	1,463,641	1,025,764
Non-controlling interest	23,793	11,879
Total stockholders’ equity	1,487,434	1,037,643
Total liabilities and stockholders’ equity	$5,026,540	$3,618,381

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended January 31,
	2023	2022
Operating activities
Net loss	$(182,285)	$(232,378)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	77,245	55,908
Amortization of intangible assets	16,565	12,902
Amortization of deferred contract acquisition costs	170,808	113,884
Non-cash operating lease costs	9,440	9,103
Stock-based compensation expense	526,504	309,952
Deferred income taxes	1,306	(13,956)
Non-cash interest expense	2,813	2,469
Change in fair value of strategic investments	(1,830)	(4,823)
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(258,109)	(125,354)
Deferred contract acquisition costs	(298,716)	(234,308)
Prepaid expenses and other assets	(46,807)	(29,535)
Accounts payable	(15,463)	33,248
Accrued expenses and other liabilities	58,923	38,483
Accrued payroll and benefits	65,226	32,681
Operating lease liabilities	(10,364)	(9,900)
Deferred revenue	825,751	616,408
Net cash provided by operating activities	941,007	574,784
Investing activities
Purchases of property and equipment	(235,019)	(112,143)
Capitalized internal-use software and website development costs	(29,095)	(20,866)
Purchases of strategic investments	(21,808)	(16,309)
Business acquisitions, net of cash acquired	(18,349)	(414,518)
Purchases of intangible assets	(2,323)	(680)
Purchases of investments	(250,000)	—
Purchases of deferred compensation investments	(64)	—
Net cash used in investing activities	(556,658)	(564,516)
Financing activities
Payments of debt issuance costs related to revolving line of credit	—	(219)
Payment of debt issuance costs related to Senior Notes	—	(1,581)
Repayment of loan payable	(1,591)	—
Proceeds from issuance of common stock upon exercise of stock options	8,655	15,899
Proceeds from issuance of common stock under the employee stock purchase plan	59,419	50,277
Capital contributions from non-controlling interest holders	10,954	8,155
Net cash provided by financing activities	77,437	72,531

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(1,495)	(4,774)

Net increase (decrease) in cash, cash equivalents and restricted cash	460,291	78,025

Cash, cash equivalents and restricted cash, beginning of period	1,996,633	1,918,608
Cash, cash equivalents and restricted cash, end of period	$2,456,924	$1,996,633

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
GAAP subscription revenue	$598,263	$405,443	$2,111,660	$1,359,537
GAAP professional services revenue	39,104	25,567	129,576	92,057
GAAP total revenue	$637,367	$431,010	$2,241,236	$1,451,594

GAAP subscription gross profit	$448,837	$309,899	$1,599,976	$1,037,633
Stock based compensation expense	10,134	6,496	32,091	22,044
Amortization of acquired intangible assets	3,571	3,208	13,907	10,758
Non-GAAP subscription gross profit	$462,542	$319,603	$1,645,974	$1,070,435

GAAP subscription gross margin	75%	76%	76%	76%
Non-GAAP subscription gross margin	77%	79%	78%	79%

GAAP professional services gross profit	$12,926	$8,491	$40,029	$30,740
Stock based compensation expense	5,096	3,087	15,692	10,050
Non-GAAP professional services gross profit	$18,022	$11,578	$55,721	$40,790

GAAP professional services gross margin	33%	33%	31%	33%
Non-GAAP professional services gross margin	46%	45%	43%	44%

Total GAAP gross margin	72%	74%	73%	74%
Total Non-GAAP gross margin	75%	77%	76%	77%

GAAP sales and marketing operating expenses	$246,439	$162,594	$904,409	$616,546
Stock based compensation expense	(42,747)	(21,456)	(151,919)	(89,634)
Amortization of acquired intangible assets	(619)	(608)	(2,557)	(2,117)
Non-GAAP sales and marketing operating expenses	$203,073	$140,530	$749,933	$524,795

GAAP sales and marketing operating expenses as a percentage of revenue	39%	38%	40%	42%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	32%	33%	33%	36%

GAAP research and development operating expenses	$191,845	$105,018	$608,364	$371,283
Stock based compensation expense	(54,364)	(31,085)	(174,711)	(102,027)
Non-GAAP research and development operating expenses	$137,481	$73,933	$433,653	$269,256

GAAP research and development operating expenses as a percentage of revenue	30%	24%	27%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	22%	17%	19%	19%

GAAP general and administrative operating expenses	$84,979	$74,312	$317,344	$223,092
Stock based compensation expense	(40,006)	(30,513)	(152,091)	(86,197)
Acquisition-related expenses	(477)	(457)	(2,664)	(6,369)
Amortization of acquired intangible assets	(36)	(14)	(101)	(27)
Mark-to-market adjustments on deferred compensation liabilities	(1)	—	(1)	—
Legal reserve and settlement charges	—	(7,000)	—	(9,500)
Non-GAAP general and administrative operating expenses	$44,459	$36,328	$162,487	$120,999

GAAP general and administrative operating expenses as a percentage of revenue	13%	17%	14%	15%
Non-GAAP general and administrative operating expenses as a percentage of revenue	7%	8%	7%	8%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
GAAP loss from operations	$(61,500)	$(23,534)	$(190,112)	$(142,548)
Stock based compensation expense	152,347	92,637	526,504	309,952
Amortization of acquired intangible assets	4,226	3,830	16,565	12,902
Acquisition-related expenses	477	457	2,664	6,369
Mark-to-market adjustments on deferred compensation liabilities	1	—	1	—
Legal reserve and settlement charges	—	7,000	—	9,500
Non-GAAP income from operations	$95,551	$80,390	$355,622	$196,175

GAAP operating margin	(10)%	(5)%	(8)%	(10)%
Non-GAAP operating margin	15%	19%	16%	14%

GAAP net loss attributable to CrowdStrike	$(47,481)	$(41,980)	$(183,245)	$(234,802)
Stock based compensation expense	152,347	92,637	526,504	309,952
Amortization of acquired intangible assets	4,226	3,830	16,565	12,902
Acquisition-related expenses	477	457	2,664	6,369
Amortization of debt issuance costs and discount	548	548	2,187	2,187
Mark-to-market adjustments on deferred compensation liabilities	1	—	1	—
Legal reserve and settlement charges	—	7,000	—	9,500
Provision for income taxes(1)	—	8,412	4,658	57,236
Losses (gains) and other income from strategic investments attributable to CrowdStrike	1,451	(505)	(960)	(2,688)
Gains on deferred compensation assets	(1)	—	(1)	—
Non-GAAP net income attributable to CrowdStrike	$111,568	$70,399	$368,373	$160,656
Weighted-average shares used in computing basic net loss per share attributable to CrowdStrike common stockholders (GAAP)	235,027	229,662	233,139	227,142

GAAP basic net loss per share attributable to CrowdStrike common stockholders	$(0.20)	$(0.18)	$(0.79)	$(1.03)

GAAP diluted net loss per share attributable to CrowdStrike common stockholders	$(0.20)	$(0.18)	$(0.79)	$(1.03)
Stock-based compensation	0.64	0.39	2.20	1.30
Amortization of acquired intangible assets	0.02	0.02	0.07	0.05
Acquisition-related expenses	—	—	0.01	0.03
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	—	0.03	—	0.04
Provision for income taxes (1)	—	0.04	0.02	0.24
Adjustment to fully diluted earnings per share (2)	—	—	0.02	0.04
Losses (gains) and other income from strategic investments attributable to CrowdStrike	0.01	—	—	(0.01)
Gains on deferred compensation assets	—	—	—	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.47	$0.30	$1.54	$0.67
Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	235,027	229,662	233,139	227,142
Non-GAAP	239,501	238,486	239,098	238,123
____________________________
(1)CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, losses (gains) and other income from strategic investments attributable to CrowdStrike, mark-to-market adjustments on deferred compensation liabilities, gains on deferred compensation assets, and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented.
(2)For periods in which CrowdStrike had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders and because of rounding differences. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2023	2022	2023	2022
GAAP net cash provided by operating activities	$273,293	$159,718	$941,007	$574,784
Purchases of property and equipment	(55,410)	(26,723)	(235,019)	(112,143)
Capitalized internal-use software and website development costs	(8,356)	(5,665)	(29,095)	(20,866)
Purchases of deferred compensation investments	(64)	—	(64)	—
Free cash flow	$209,463	$127,330	$676,829	$441,775

GAAP net cash used in investing activities	$(319,140)	$(93,660)	$(556,658)	$(564,516)
GAAP net cash provided by financing activities	$29,134	$26,178	$77,437	$72,531

GAAP net cash provided by operating activities as a percentage of revenue	43%	37%	42%	40%
Purchases of property and equipment as a percentage of revenue	(9)%	(6)%	(10)%	(8)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(1)%	(1)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Free cash flow margin	33%	30%	30%	30%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense, and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses, mark-to-market adjustments on deferred compensation liabilities, and legal reserve and settlement charges.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net loss attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges, losses (gains) and other income from strategic investments, gains on deferred compensation assets, and the tax costs for intellectual property integration relating to acquisitions.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, and purchases of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year-over-year growth rate percentage and summing it with the current quarter free cash flow margin percentage.